UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 19, 2009

Cell Genesys, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19986	94-3061375
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

24590 Clawater Road, Hayward, California		94545
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 266-3000

500 Forbes Boulevard, South San Francisco, CA 94080
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the restructuring and reduction in workforce described in Item 2.05 of the Registrant’s Current Report on Form 8-K dated October 16, 2008, the employment of Christine B. McKinley, Senior Vice President, Human Resources will terminate effective February 28, 2009. As a result of the termination, Sharon E. Tetlow, Senior Vice President and Chief Financial Officer will assume all human resource responsibilities.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cell Genesys, Inc.

February 19, 2009	By:	/s/ Sharon E. Tetlow

Name: Sharon E. Tetlow
Title: Senior Vice President and Chief Financial Officer